UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Equity Premium and Growth Fund (JPG)
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Important Notice to Shareholders of

Nuveen Equity Premium and Growth Fund (the “Fund”)

June     , 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on several important matters affecting the Fund:

(1)	Approval of a Change of the Fund’s Sub-Adviser. Nuveen Fund Advisors, LLC, the Fund’s investment adviser (“Nuveen Fund Advisors” or the “Adviser”), has recommended changing the Fund’s sub-adviser from Gateway Asset Management Company, LLC (“Gateway”) to Nuveen Asset Management, LLC (“NAM”), an affiliate of the Adviser. The change has been proposed as part of a broader set of proposals to restructure Nuveen’s equity option closed-end funds, including changes to the investment objective and certain investment policies of the Fund. To effect this change, securities laws require the Fund’s shareholders to approve a sub-advisory agreement between Nuveen Fund Advisers and NAM. The change of the Fund’s sub-adviser, if approved, will impact the Fund’s day-to-day management because NAM will employ a different options overlay strategy for the Fund.

(2)	Approval of a Change to the Fund’s Investment Objective. The Adviser has also recommended a change to the investment objective for the Fund. To effect this change, securities laws require the Fund’s shareholders to approve the change to the Fund’s investment objective. The change to the Fund’s investment objective, if approved, is not expected to affect the Fund’s day-to-day management.

(3)	Approval of a New Investment Management Agreement. Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). In the event the Transaction takes place, securities laws require the Fund’s shareholders to approve a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to the Fund.

(4)	Approval of a New Investment Sub-Advisory Agreement. In the event the Transaction takes place, shareholders of the Fund must approve a new sub-advisory agreement to permit the Fund’s then current sub-adviser to continue to manage the Fund.

(5)	Approval of Fund Board Nominees. Each year, shareholders of the Fund must approve the election of Board Members to serve on the Fund’s Board of Trustees (the “Board”). This is a requirement for all funds that list their common shares on a stock exchange. The nominees are identified in the enclosed proxy statement.

The Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold its meeting and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Proposals Regarding Change to Sub-Adviser and Investment Objective

Q.	Why is the change of the Fund’s sub-adviser being proposed?

A.	Nuveen has proposed, and the Board has approved, changing the Fund’s sub-adviser to NAM to implement a dynamic options strategy. In light of the continued development of the equity option closed-end fund category over time, Nuveen Fund Advisors believes that the Fund can enhance its competitiveness by shifting from a constant option overlay strategy to a dynamic options strategy. This proposed change, along with a broader set of proposals to restructure Nuveen’s equity option closed-end funds that seek to create a simplified, differentiated product set, is intended to generate stronger demand for the Fund’s common shares which may lead to narrower discounts over time. The dynamic options strategy proposed for the Fund is not offered by the Fund’s current sub-adviser, Gateway. As of March 31, 2014, NAM acted as sub-adviser to six Nuveen funds with equity option strategies with a total of $1.8 billion in managed assets, and manages or provides option overlay for a total of $2.4 billion in assets, including the six Nuveen funds and other institutional accounts.

Q.	How will the Fund’s investment strategy change in connection with the change to the Fund’s sub-adviser?

A.

The Fund invests, and will continue to invest, in an equity portfolio that seeks to substantially replicate price movements of the Standard & Poor’s 500® Stock Index (the “S&P 500 Index”). The Fund, however, will implement a different option overlay strategy. The Fund’s option strategy currently targets a fixed option overwrite level of 80% of the value of the equity portfolio. If the change to the Fund’s sub-adviser is approved by shareholders, the Fund will adopt the dynamic options strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the Fund’s underlying equity portfolio based on its market outlook. Under this dynamic options strategy, the Fund would target an overwrite level of 55% of the value of the equity portfolio over time, which will vary between 35% and 75% based on the portfolio manager’s ongoing assessment of market conditions.

Q.	Will the name of the Fund change?

A.	Yes. In connection with the implementation of the sub-adviser change, if approved, and related changes to the Fund’s investment strategy, the Fund will be renamed “Nuveen S&P 500 Dynamic Overwrite Fund.”

Q.	What is the proposed investment objective of the Fund?

A.	The proposed investment objective of the Fund is to seek attractive total return with less volatility than the S&P 500 Index. If approved, the new investment objective is not expected to change the Fund’s day-to-day management.

Q.	Will the Fund’s contractual management fee rates be reduced in connection with the change of the Fund’s sub-adviser?

A.	Yes. Upon implementation of the change of sub-adviser Nuveen Fund Advisors will reduce the Fund’s contractual management fee rate by 2 basis points at each breakpoint level. As a result, shareholders are expected to benefit from lower annual fund expenses if the proposal to change the sub-adviser is approved.

The Adviser will continue to pay the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. However, the portfolio management fee rate payable by the Adviser to NAM will differ from the portfolio management fee rate payable by the Adviser to Gateway. Because the portfolio management fee will continue to be paid by the Adviser out of the investment management fee it receives from the Fund, the change in the portfolio management fee rate will not impact the investment management fees paid by the Fund and borne by shareholders.

Why has the Board recommended a change to the sub-adviser and investment objective of the Fund?

A.	Nuveen has recommended, and the Board of the Fund, and the boards of trustees/directors of certain other Nuveen funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line, in order to simplify and more clearly delineate the investment strategy of each equity option fund, including the Fund. The Board considered information provided by Nuveen on the potential benefits of the proposals which included: (i) lower annual fund expenses from reduced management fee rates, (ii) enhanced competitiveness from adopting a dynamic options strategy; and (iii) stronger demand from a simplified, differentiated product set which may lead to narrower discounts over time.

Proposals Regarding the Transaction

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.	Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares before and after the Transaction. Upon the closing of the Transaction, Nuveen Fund Advisors and the then current sub-adviser will continue to manage the Fund according to the same objectives and policies as in effect immediately prior to the Transaction, and do not anticipate any significant changes to the Fund’s operations as a result of the Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Why am I being asked to approve new sub-advisory agreements for both NAM and Gateway?

A.	As described above, shareholders are being asked to approve changing the Fund’s sub-adviser from Gateway to NAM. If the sub-adviser change is approved at the Meeting and implemented prior to the closing of the Transaction, then NAM will be the Fund’s sub-adviser at the time the Transaction closes, so shareholders are being asked to approve a new sub-advisory agreement between the Adviser and NAM to take effect upon closing of the Transaction in these circumstances. If, however, the Transaction closes prior to approval and implementation of the sub-adviser change, then Gateway will be the Fund’s sub-adviser when the Transaction closes, so shareholders also are being asked to approve a new sub-advisory agreement between the Adviser and Gateway to take effect upon closing of the Transaction in these circumstances.

Q.	Will the Transaction result in any important differences between the Fund’s new investment management agreement and sub-advisory agreement and the current agreements?

A.	No. The Transaction will not result in any important differences between the new and current agreements. There will be no change of the contractual management fees you pay as a result of the Transaction (although, as discussed above, independent of the Transaction, Nuveen Fund Advisors has agreed to a management fee reduction upon implementation of the change of sub-adviser from Gateway to NAM).

Q.	What will happen if shareholders do not approve the new investment management agreement or sub-advisory agreement before consummation of the Transaction?

A.	Nuveen Fund Advisors and the then current sub-adviser will continue to manage the Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. The Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at (866) 209-5784 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Notice of Annual Meeting of Shareholders to be held on August 5, 2014	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Equity Premium and Growth Fund (JPG)

June         , 2014

To the Shareholders of Nuveen Equity Premium and Growth Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Nuveen Equity Premium and Growth Fund, a Massachusetts business trust (the “Fund”), will be held (along with meetings of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a sub-advisory agreement between Nuveen Fund Advisors, LLC, the Fund’s investment adviser (“Nuveen Fund Advisors” or the “Adviser), and Nuveen Asset Management, LLC (“NAM”), a new sub-adviser for the Fund.

2.	To approve a change to the Fund’s investment objective.

3.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors.

4.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and the then current sub-adviser to succeed the then current sub-advisory agreement with that sub-adviser, as applicable:

(a)	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM; and

(b)	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gateway Asset Management Company, LLC (“Gateway”).

5.	To elect four (4) Board Members.

Shareholders of record at the close of business on June 6, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of Fund shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Kevin J. McCarthy

Vice President and Secretary

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June     , 2014

This Proxy Statement is first being mailed to shareholders on or about June     , 2014.

Nuveen Equity Premium and Growth Fund (JPG)

This Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board,” and each trustee a “Board Member” and collectively, the “Board Members”) of Nuveen Equity Premium and Growth Fund (the “Fund”), of proxies to be voted at the Annual Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 10:00 a.m., Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof.

This Proxy Statement solicits the holders of common shares of the Fund. The common shares of the Fund are listed on the New York Stock Exchange.

Proposals

1.	To approve a sub-advisory agreement between Nuveen Fund Advisors, LLC, the Fund’s investment adviser (“Nuveen Fund Advisors” or the “Adviser), and Nuveen Asset Management, LLC (“NAM”), a new sub-adviser for the Fund.

2.	To approve a change to the Fund’s investment objective.

3.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors.

4.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and the then current sub-adviser to succeed the then current sub-advisory agreement with that sub-adviser, as applicable:

(a)	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM; and

(b)	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gateway Asset Management Company, LLC (“Gateway”).

5.	To elect four (4) Board Members.

The following table indicates which shareholders are solicited with respect to each proposal:

Voting Information

On the proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of a sub-advisory agreement between Nuveen Fund Advisors and NAM, a new sub-adviser for the Fund;

•	FOR the approval of a change to the Fund’s investment objective;

•	FOR the approval of the new investment management agreement;

•	FOR the approval of each of the new sub-advisory agreements; and

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed on the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 5 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 5.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposals to be voted on by the shareholders of the Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Certain other Nuveen funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

Shares Outstanding

Those persons who were shareholders of record at the close of business on June 6, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the Record Date, there were              common shares of the Fund issued and outstanding.

PROPOSAL 1: APPROVAL OF CHANGE OF SUB-ADVISER

Nuveen has proposed, and the Board has approved, changing the Fund’s sub-adviser to NAM to implement a dynamic options strategy. In light of the continued development of the equity option closed-end fund category over time, Nuveen Fund Advisors believes that the Fund can enhance its competitiveness by shifting from a constant option overlay strategy to a dynamic options strategy, as described more fully below. This proposed change, along with a broader set of proposals to restructure Nuveen’s equity option closed-end funds that seek to create a simplified, differentiated product set, is intended to generate stronger demand for the Fund’s common shares which may lead to narrower discounts over time. The dynamic options strategy proposed for the Fund is not offered by the Fund’s current sub-adviser, Gateway. As of March 31, 2014, NAM acted as sub-adviser to six Nuveen funds with equity option strategies with a total of $1.8 billion in managed assets, and manages or provides option overlay for a total of $2.4 billion in assets, including the six Nuveen funds and other institutional accounts.

The new sub-advisory agreement with NAM is being submitted to shareholders for approval as required by the Investment Company Act of 1940 (the “1940 Act”). If shareholders approve NAM as the new sub-adviser, upon implementation of the change of sub-adviser Nuveen Fund Advisors will reduce the Fund’s contractual management fee by 2 basis points at each breakpoint level. As a result, shareholders are expected to benefit from lower annual fund expenses if the proposal is approved.

Current Sub-Adviser

Gateway currently serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway, dated February 16, 2008 (the “Gateway Sub-Advisory Agreement”). The Gateway Sub-Advisory Agreement was last approved by shareholders on November 12, 2007, in connection with a previous change of control of Nuveen, and was last approved for continuance by the Board on April 30, 2014.

Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., 399 Boylston Street, Boston, Massachusetts, 02116, a subsidiary of Natixis Global Asset Management, an international management group based in Paris, France. Natixis Global Asset Management is owned by Natixis, a French investment banking and financial services firm, which is principally owned by BCPE, France’s second largest banking group. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202-9834.

Except as set forth below, Gateway does not advise other registered investment companies (other than funds in the Nuveen fund complex) with similar investment objectives to the Fund:

Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)

Certain information regarding the executive officer and directors of Gateway is set forth in Appendix B.

Proposed New Sub-Adviser

Nuveen Fund Advisors and the Board are recommending that shareholders approve NAM as the new sub-adviser for the Fund.

NAM is an affiliate of Nuveen Fund Advisors. NAM is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors, a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of NAM and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Other than funds in the Nuveen fund complex, NAM does not advise other registered investment companies with similar investment objectives to the Fund.

Certain information regarding the executive officer and directors of NAM is set forth in Appendix B.

Board Consideration of the NAM Sub-Advisory Agreement

Nuveen has recommended, and the Board of the Fund, and the boards of trustees/directors of certain other Nuveen funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line, in order to simplify and more clearly delineate the investment strategy of each equity option fund, including the Fund. During the course of the year, the Adviser has made presentations and the Board has received a variety of materials relating to the proposed product restructurings, including the rationale therefor and alternatives considered to the product restructurings. With respect to the Fund, the Board considered information provided by Nuveen on the potential benefits of the proposal which included: (i) lower annual fund expenses from reduced management fee rates, (iii) enhanced competitiveness from adopting a dynamic options strategy; and (iii) stronger demand from a simplified, differentiated product set which may lead to narrower discounts over time.

The Board met in person on April 30, 2014 for the purpose of, among other things, considering whether it would be in the best interests of the Fund to retain a new sub-adviser and to approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM (the “NAM Sub-Advisory Agreement”). The form of the NAM Sub-Advisory Agreement is attached hereto as Appendix F. At the April 30, 2014 Board meeting, and for the reasons discussed under “Board Considerations with Respect to Change of Sub-Adviser and Investment Objective” after proposal 2 below, the Board, including the Board Members who are not parties to the Fund’s investment management agreements or sub-advisory agreements or who are not “interested persons” (as defined in the 1940 Act) of the Fund, Nuveen Fund Advisors, Gateway or NAM (the “Independent Board Members”), unanimously approved the NAM Sub-Advisory Agreement and unanimously recommended approval of the NAM Sub-Advisory Agreement by shareholders.

Comparison of Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement

The terms of the NAM Sub-Advisory Agreement are substantially identical to those of the Gateway Sub-Advisory Agreement, except for the identity of the sub-adviser, the portfolio management fee payable by the Adviser to the sub-adviser and the date of effectiveness.

Below is a comparison of certain terms of the Gateway Sub-Advisory Agreement to the terms of the NAM Sub-Advisory Agreement.

Advisory Services. The advisory services to be provided by NAM to the Fund under the NAM Sub-Advisory Agreement will be similar to the advisory services currently provided by Gateway to the Fund under the Gateway Sub-Advisory Agreement, except that NAM will employ a dynamic option writing strategy as described above under proposal 1. Both the Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities of the Fund’s investment portfolio, all on behalf of the Fund and subject to oversight of the Board and the Adviser. Both the Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement provide that in performing its duties, the sub-adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund.

Brokerage. Both the Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees. Under both the Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement, the Adviser pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. Upon implementation of the change of sub-adviser, Nuveen Fund Advisors will reduce the Fund’s contractual management fee by 2 basis points at each breakpoint level. As a result, shareholders are expected to benefit from lower annual fund expenses if the proposal is approved.

In addition, the portfolio management fee rate under the NAM Sub-Advisory Agreement will differ from the portfolio management fee rate under the Gateway Sub-Advisory Agreement. Although the portfolio management fee rate payable to NAM will be greater than the portfolio management fee payable to Gateway, such portfolio management fee will continue to be paid by the Adviser out of the investment management fee it receives from the Fund and as a result such change in the portfolio management fee rate will not impact the investment management fees paid by the Fund and borne by shareholders.

Under the Gateway Sub-Advisory Agreement, the annual portfolio management fees payable by the Adviser to Gateway is calculated as a percentage of the sub-adviser’s allocation of the

Fund’s net assets (including net assets attributable to preferred shares and the principal amount of any borrowings) in accordance with the following schedule:

First $500 million	0.3000%
Next $500 million	0.2875%
Next $500 million	0.2750%
Next $500 million	0.2625%
Over $2 billion	0.2500%

During the Fund’s fiscal year ended December 31, 2013, portfolio management fees paid to Gateway by the Adviser with respect to the Fund were $734,897. As of December 31, 2013, the Fund’s managed assets were $253,215,807.

Under the NAM Sub-Advisory Agreement, the annual portfolio management fees payable by the Adviser to NAM will be equal to 0.3900% of the sub-adviser’s allocation of the Fund’s net assets (including net assets attributable to preferred shares and the principal amount of any borrowings). If this fee rate had been in effect for the Fund’s fiscal year ended December 31, 2013, the pro forma portfolio management fee that would have been payable by the Adviser to the sub-adviser would have been $            , which is             % greater than the actual fees paid.

Payment of Expenses. Under both the Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement, the sub-adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement each provides that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Gateway Sub-Advisory Agreement originally was in effect for an initial two-year term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. As discussed in proposals 3 and 4 below, Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). If the NAM Sub-Advisory Agreement is approved by shareholders and entered into by Nuveen Fund Advisors and NAM prior to the closing of the Transaction, the NAM Sub-Advisory Agreement will expire on the earlier of the closing of the Transaction or August 1, 2015, unless it is continued. The NAM Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the NAM Sub-Advisory Agreement is approved by shareholders and entered into by Nuveen Fund Advisors and NAM after the closing of the Transaction, the NAM Sub-Advisory Agreement will expire on August 1, 2015, unless it is continued. Thereafter, the NAM Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement each provides that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement may also be terminated by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by sixty (60) days’ written notice.

The Gateway Sub-Advisory Agreement and NAM Sub-Advisory Agreement are also terminable at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations of the sub-adviser set forth in the agreement.

Differences Between Gateway’s and NAM’s Investment Strategies

Currently, under normal market circumstances, the Fund invests its managed assets in a diversified equity portfolio (the “Equity Portfolio”) that seeks to substantially replicate price movements of the Standard & Poor’s 500® Stock Index (the “S&P 500 Index”). The S&P 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. It is not possible to invest directly in the S&P 500 Index. “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and the Fund has the right to use such trademarks pursuant to a licensing agreement. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the Fund or this proposal.

The Fund currently utilizes an index option strategy of selling index call options on the S&P 500 Index. The Fund currently targets a constant option overwrite level of 80% of the value of its Equity Portfolio.

If the proposed change of sub-adviser is approved by shareholders, the Fund will continue, under normal market conditions, to invest in an equity portfolio that seeks to substantially replicate the price movements of the S&P 500 Index. The Fund, however, will implement a different option overlay strategy. The Fund will adopt a dynamic options strategy whereby the Fund’s sub-adviser sells (writes) call options on a varying percentage of the Fund’s Equity Portfolio based on its market outlook. Pursuant to this dynamic options strategy, under normal market circumstances, the Fund will sell (write) index call options, call options on custom baskets of securities and covered call options on individual securities. The Fund currently expects to emphasize index call options on the S&P 500 Index. The Fund will target an overwrite level of 55% of the value of its Equity Portfolio over time, and the overwrite level will vary between 35% to 75% of the value of the Equity Portfolio based on the portfolio manager’s assessment of market conditions. In addition to writing call options, the Fund’s dynamic options strategies will include utilizing call spreads. A call spread involves the sale and corresponding purchase of call options on the same underlying security, index or instrument. Because the Fund will sell options on a smaller portion of the Equity Portfolio than under the current strategy, the Fund generally will retain a greater ability to participate in any capital appreciation or depreciation of the Equity Portfolio and may experience greater volatility of its net asset value. The Fund’s new dynamic options strategy is expected to increase potential returns but also potential risk because the Fund would depend to a greater degree on NAM’s decisions with respect to the Fund’s overwrite level.

The Board has approved changes to the Fund’s investment policies and parameters to the extent necessary to allow the Fund to implement NAM’s dynamic options strategy and to maintain standardized investment policies among Nuveen’s dynamic equity option closed-end funds. Such changes will become effective upon the approval and implementation of the change of the Fund’s sub-adviser. Changes to the Fund’s non-fundamental investment policies include:

	Current Non-Fundamental Policy	New Non-Fundamental Policy

Equity Strategy:	Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its managed assets) in the Equity Portfolio and option strategy, and in no case will the Fund invest less than 80% of its managed assets in the Equity Portfolio.	Under normal circumstances, the Fund will invest at least 80% of its managed assets in an equity portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the Fund’s options strategy. Under normal circumstances, the Fund expects to invest substantially all (at least 90%) of its managed assets in its equity strategy or otherwise in pursuit of its investment objective.

Option Strategy:	Under normal market circumstances, the Fund will sell index call options on a continuous basis on approximately 80% of the value of its Equity Portfolio.	Under normal circumstances, the Fund will sell index call options, call options on custom baskets of securities and covered call options on individual securities. The Fund targets an overwrite level of approximately 55% over time, and the overwrite level will vary between 35% to 75% of the value of the Fund’s equity portfolio, based on the sub-adviser’s ongoing assessment of market conditions.

	Current Non-Fundamental Policy	New Non-Fundamental Policy

Other Derivatives:	The use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to high yield credit risk, foreign currency exchange rate risk and the risk of increases in interest rates. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions.	The Fund may enter into futures contracts, forward contracts and swap agreements and other derivative instruments consistent with its investment objective and policies.

Debt Securities:	Currently, although the Fund has no current intention to do so, the Fund may invest up to 20% of its managed assets in adjustable rate senior loans and other debt instruments. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage.	The Fund may, from time to time, manage its cash by investing a part of its assets in investment grade debt securities. Under normal circumstances, the Fund will invest no more than 10% of its managed assets in such securities.

Leverage:	Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and borrowings in an amount up to 20% of the Fund’s managed assets.	The Fund will not employ leverage.

	Current Non-Fundamental Policy	New Non-Fundamental Policy

Illiquid Securities:	The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid.	The Fund may invest without limitation in illiquid securities.

Other Investment Companies:	The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.	Consistent with the Fund’s investment objective and policies, the Fund may invest in securities of other investment companies such as, among others, exchange-traded funds, subject to limitations imposed by the 1940 Act and exemptive orders issued by the SEC.

Name Change

In connection with the implementation of the sub-adviser change, if approved, and related changes to the Fund’s investment strategy, the Fund will be renamed “Nuveen S&P 500 Dynamic Overwrite Fund.”

Portfolio Management

If this proposal is approved, subject to the supervision of Nuveen Fund Advisors, NAM will be responsible for execution of specific investment strategies and day-to-day investment operations of the Fund and will be responsible for execution of specific investment strategies and day-to-day investment operations of the Fund. NAM will manage the portfolio of the Fund using a team of analysts and portfolio managers. Keith Hembre and David Friar will serve as portfolio managers of the Fund.

Mr. Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since January 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Principal Risks Associated with the Fund’s Investment Strategy

After implementing the change to the investment objective and related changes in investment strategy, the Fund will continue to be subject to various risks associated with investing primarily in a portfolio of common stocks and employing a call option writing strategy, which include:

•

Investment, Market and Price Risk. An investment in common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Call Option Risk. The value of call options written (sold) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolios as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its equity portfolio.

•

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

•

Tax Risk. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments and the Fund’s use of a managed distribution program. The Fund’s investments may also be subject to special (and generally disadvantageous) provisions of the Code, such as the “straddle rules.” In addition, the tax treatment of the Fund’s investments and distributions could be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

•

Derivatives Risk. Derivative securities, such as calls, futures, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Shareholder Approval

To become effective, the NAM Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the NAM Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The NAM Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the NAM Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders vote FOR approval of the NAM Sub-Advisory Agreement.

PROPOSAL 2: APPROVAL OF INVESTMENT OBJECTIVE

At a meeting held on April 30, 2014, the Board approved a proposal from Nuveen Fund Advisors to change the Fund’s investment objective. As part of a broader proposed restructuring of Nuveen’s equity option closed-end funds, the goal of which is to create a simpler, better differentiated set of funds, the surviving funds, including the Fund, are seeking to adopt standardized investment objectives. Currently, the Fund’s primary investment objective is “to provide a high level of current income and gains from net index option premiums” and the Fund’s secondary investment objective is “to seek capital appreciation consistent with the Fund’s strategy and its primary objective.” If approved by shareholders, the Fund’s primary and secondary investment objectives will be changed to an investment objective “to seek attractive total return with less volatility than the Standard & Poor’s 500® Stock Index.” The proposed investment objective is not expected to change the Fund’s day-to-day management.

The Board considered information provided by Nuveen on the potential benefits of the proposal, including that standardized investment objectives may promote the goal of implementing a simpler, better differentiated product set among Nuveen’s equity option closed-end funds, which may lead to stronger demand for the Fund’s common shares over time.

Shareholder Approval

To become effective, the change to the Fund’s investment objective must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the change to the Fund’s investment objective, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The Board unanimously recommends that shareholders vote FOR the change to the Fund’s investment objective.

BOARD CONSIDERATIONS WITH RESPECT TO CHANGE OF SUB-ADVISER AND INVESTMENT OBJECTIVE

The Approval Process

The Board is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At an in-person meeting held on April 30, 2014 (the “April Meeting”), the Adviser recommended, and the Board approved, NAM as the new sub-adviser to the Fund to replace Gateway, subject to shareholder approval. Since last year, the Adviser has been evaluating its equity option strategy funds to simplify the equity option product line offered by Nuveen. As part of this initiative, the Adviser has been analyzing the investment strategy of the Fund and considering potential changes to the strategy in an effort to enhance shareholder value. The Board recognized that the proposed changes to the Fund’s investment objectives and strategies are intended to result in a Fund that is more clearly delineated in the marketplace, better aligned with investor goals and preferences and has additional investment flexibility in seeking to enhance performance. Further, while it is not possible to predict trading levels following the repositioning, the Board recognized that the repositioning is also intended to enhance the attractiveness of the Fund’s common shares in the marketplace in order to help narrow the trading discount for the benefit of shareholders. The Board recognized that the Adviser seeks to accomplish its goals by, among other things, shifting the Fund’s current fixed option overwrite mandate to a variable option overwrite strategy that the Adviser believes has historically experienced more consistent secondary market demand.

During the course of the past year, the Adviser made various presentations, and the Board received a variety of materials, relating to the proposed repositioning of the Fund, including: a comparison of the investment processes of the various applicable sub-advisers to comparable Nuveen funds and an analysis of the contribution their investment strategy has made to the performance of the respective Nuveen funds; an analysis of the marketplace for equity option funds; an analysis of alternatives to the proposed repositioning; historical Fund performance in absolute terms as well as compared to the performance of other Nuveen funds utilizing overwrite strategies; historic discount levels of the Fund and as compared to other peer funds; the proposed changes to the investment strategies of the Fund and the rationale therefore; the portfolio transition process; the potential benefits from the repositioning (including the estimated benefits if the discount is narrowed) and the potential costs for repositioning. As the dynamic management of the overlay strategy is inconsistent with the investment approach of Gateway, the current sub-adviser to the Fund, the Adviser recommended the transition of portfolio management responsibilities from Gateway to NAM. In recommending NAM, the Board recognized the Adviser’s conflict of interest as NAM is affiliated with the Adviser and would be replacing Gateway which is not affiliated with the Adviser. Accordingly, in connection with the proposal to reposition the Fund, the Board considered alternative means to better position the Fund and reduce trading discounts.

In addition to the materials regarding the proposal to reposition the Fund, the Board completed its annual review of advisory agreements on behalf of the Nuveen funds at the April Meeting and received extensive information regarding the Fund and NAM including, among other things, the nature, extent and quality of services provided by NAM; the organization and operations of NAM; the expertise and background of relevant personnel of NAM; a review of the Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a review of NAM’s performance with respect to other Nuveen funds it sub-advises; and an analysis of NAM’s profitability. In light of the proposed Transaction, the Independent Board Members also received extensive information regarding the Transaction and its impact on the Fund Advisers, including NAM and the services it provides. A more detailed discussion of the Board’s review of the Transaction and its impact on Nuveen has been set forth under “Board Considerations with Respect to New Investment Management Agreement and New Sub-Advisory Agreement” and is applicable to the evaluation of NAM and the services it will provide the Fund following the Transaction.

The foregoing information supplemented the information and analysis provided to the Board throughout the year. In this regard, at its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, the Fund’s performance, expenses, premium and discount levels, performance of the investment teams and compliance, regulatory and risk management matters. As part of its program to visit sub-advisers to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation, the Independent Board Members met with certain NAM equity and fixed-income teams in September 2013.

The Independent Board Members also were assisted throughout the process by independent legal counsel. The Independent Board Members received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel. During the course of the year in overseeing the Fund and during their deliberations regarding the review of advisory and sub-advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its review of the proposed sub-advisory agreement for the Fund. Based on its review, at the April Meeting, the Board, including the Independent Board Members, approved the NAM Sub-Advisory Agreement, subject to shareholder approval. In addition, the consummation of the Transaction would terminate the sub-advisory agreement in effect at the time of such closing. Accordingly, if the NAM Sub-Advisory Agreement is effective at the Transaction’s closing, such agreement would terminate. To address such circumstance, the Board approved a new NAM Sub-Advisory Agreement to take effect following the Transaction subject to shareholder approval (the “New NAM Sub-Advisory Agreement”) and an interim sub-advisory agreement with NAM if the Transaction closes while shareholder approval of the New NAM Sub-Advisory Agreement is pending. Notwithstanding the foregoing, if shareholder approval for NAM is still pending or is not received, the Gateway Sub-Advisory Agreement would be effective at the time of the Transaction’s closing and would terminate upon such closing prior to the appointment of a new Sub-Advisor. To avoid any disruption of sub-advisory services under these circumstances, the Board also approved the continuation of the Gateway Sub-Advisory Agreement, an interim sub-advisory agreement with Gateway if the Transaction closes while shareholder approval is still pending for Gateway or NAM and a new sub-advisory agreement with Gateway effective following the Transaction subject to shareholder approval. The Board’s considerations approving NAM as the new Sub-Adviser are set forth below. The Board’s considerations with respect to approval of Gateway are included in the section entitled “Board Considerations with Respect to New Investment Management Agreement and New Sub-Advisory Agreement.”

In reviewing the NAM Sub-Advisory Agreement, the Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by NAM, (b) the investment performance of the Fund (as described below), (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of NAM, (d) the extent of any economies of scale, (e) any benefits to be derived by NAM from the relationship with the Fund and (f) other factors. The Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the NAM Sub-Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering the NAM Sub-Advisory Agreement, the Independent Board Members considered the nature, extent and quality of services expected to be provided to the Fund by NAM, including portfolio management services and administrative services, if any. As NAM already serves as a sub-adviser to other Nuveen funds overseen by the Board Members, including Funds utilizing variable option overwrite strategies, the Board has a good understanding of NAM’s organization, operations, personnel, investment experience and process. The Board considered the experience of NAM with the applicable investment strategies. The Board reviewed the historic performance and trading discount levels of the various equity option funds offered by Nuveen, including funds employing variable overwrite strategies and sub-advised by NAM (such as the Dow 30sm Enhanced Premium & Income Fund, Inc. (DPO), the Dow 30sm Premium & Dividend Income Fund, Inc. (DPD) and the NASDAQ Premium Income & Growth Fund, Inc. (QQQX)). The Independent Board Members further evaluated the background, experience and performance of NAM’s investment personnel with the applicable investment strategies. In evaluating the services of NAM, the Independent Board Members noted that the NAM Sub-Advisory Agreement was essentially an agreement for portfolio management services only and NAM was not expected to supply significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the NAM Sub-Advisory Agreement were satisfactory and supported approval of the NAM Sub-Advisory Agreement.

B. Investment Performance

In considering the proposal to reposition the Fund, the Board reviewed the Fund’s performance history over various time periods. In considering a fund’s performance, the Board recognized that the fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds and with recognized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2013 as well as performance information reflecting the first quarter of 2014. The Independent Board Members also reviewed historic premium and discount levels. The Board noted that the Adviser was recommending to reposition the Fund, in part, to seek to narrow the trading discount of the Fund’s common shares. The Board reviewed an analysis of estimated increased share value if the trading discount was narrowed by various percentage points. The Board noted, however, that there is no performance record for the Fund under the proposed modified strategy with NAM as the Sub-Adviser.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s management fee structure, its proposed sub-advisory fee arrangement and its expense ratio. More specifically, at the April Meeting, the Board reviewed the Fund’s gross management fees, net management fees, and net expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable affiliated and unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and any expense limitations. In their review, the Independent Board Members had observed that the Fund had net management fees and a net expense ratio below its peer average. The Board, however, recognized that the Fund would bear the transaction costs of purchasing and selling portfolio securities in connection with repositioning the portfolio of the Fund and the proxy solicitation costs attributed to seeking necessary shareholder approval and reviewed the estimated costs of the transition. Nevertheless, in light of the one-time transitioning costs and expected efficiencies, the Board noted that the Adviser has agreed to permanently reduce its management fee by two basis points. The Board further observed that the appointment of NAM does not change the Fund’s management fees as the Adviser pays the Sub-Adviser out of the management fee it receives from the Fund. The Board also recognized that NAM’s fee is higher than Gateway’s pricing schedule, however, as the Adviser pays NAM out of its management fee, such change does not impact the management fee paid by the Fund. In addition, with respect to NAM, as NAM already services as sub-adviser to other Nuveen equity option funds, the Independent Board Members were familiar with the sub-advisory fee NAM assesses for such equity option funds.

2. Comparisons with the Fees of Other Clients

As noted, due to their experience with other Nuveen funds, the Independent Board Members were familiar with NAM’s fee rate for portfolio management services provided to other comparable Nuveen funds and other clients, including separately managed accounts (both retail and institutional accounts). The Board reviewed the average fee and fee range that NAM assessed these other accounts. The Board noted that NAM’s proposed sub-advisory fee was the same as NAM’s fee rate for other Nuveen equity option funds it sub-advises.

Based on their review of the fee and expense information provided, the Independent Board Members determined that NAM’s sub-advisory fee was reasonable in light of the nature, extent and quality of services to be provided to the Fund.

3. Profitability of NAM

In conjunction with their annual review, the Independent Board Members had considered the profitability of Nuveen for its advisory activities and its financial condition. At the April Meeting, the Independent Board Members reviewed NAM’s revenues, expenses, and profitability margins (pre- and post-tax) for its advisory activities to other Nuveen funds and the methodology for allocating expenses among the internal sub-advisers of Nuveen. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have two Independent Board Members to serve as point persons to review and keep the full Board apprised of changes to the profitability analysis and/or methodologies during the year. In evaluating profitability, the Independent Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses, and that various allocation methodologies may each be reasonable but yield different results. Nevertheless, as NAM’s proposed fee for the Fund is the same as applied to other Nuveen equity option funds, the Independent Board Members concluded that NAM’s level of profitability for its advisory activities was reasonable in light of the services to be provided. As NAM is affiliated with the Adviser, the Independent Board Members also recognized that Nuveen’s profitability may increase if NAM is appointed the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits NAM and its affiliates may receive as a result of its relationship with the Fund. Based on their review of the overall arrangements of the Fund, the Independent Board Members determined that the sub-advisory fee and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. As the Fund pays the management fee to the Adviser and the Adviser in turn pays NAM, the Board recognized that the sharing of benefits from economies of scale is reflected in breakpoints in the management fees at the Adviser level. Although NAM’s sub-advisory fee does not contain breakpoints, the Board recognized that the absence of breakpoints at the sub-adviser level does not impact the amount of management fees the Fund pays, only the amount of fees the Adviser pays to the sub-adviser. The Independent Board Members therefore considered the breakpoint schedule of the management fees of the Adviser in considering the sharing of benefits from economies of scale. Generally, management fees for funds in the

Nuveen complex are comprised of a fund-level component and a complex-level component. As noted, the Board recognized that the Adviser agreed to reduce the fund-level management fee by two basis points at every breakpoint level.

In addition to fund level advisory fee breakpoints, the Board also considered the Fund’s complex wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Although closed-end funds, such as the Fund, may from time-to-time make additional share offerings, the Board recognized that the growth of their assets will occur primarily through the appreciation of such fund’s investment portfolio. The Board noted that the appointment of NAM does not impact the complex-wide fee arrangement in effect for the Fund.

Considering the factors above, the Independent Board Members concluded that the absence of breakpoints at the sub-adviser level was appropriate and the breakpoint schedule and complex-wide fee arrangement of the Adviser were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that Nuveen will be retaining additional advisory fees from its relationship with the Fund because NAM is affiliated with the Adviser, and Gateway is unaffiliated with the Adviser.

In addition to the above, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a sub-adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM may benefit from soft dollar arrangements pursuant to which NAM may receive research from brokers that execute the Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by NAM may benefit the Fund and shareholders to the extent the research enhances the ability of NAM to manage the Fund. The Independent Board Members further noted that NAM’s profitability may be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM and its affiliates as a result of their relationship with the Fund were reasonable and within acceptable parameters.

F. Impact of the Transaction

In light of the Transaction, the Board considered the impact of the Transaction on NAM and the services it will provide following the Transaction under the New NAM Sub-Advisory Agreement. In evaluating NAM following the Transaction, the Board concluded that no diminution in the nature, quality and extent of services to be provided to the Fund and its shareholders by NAM is expected as a result of the Transaction. The Board noted that the terms of the New NAM Sub-Advisory Agreement, including the fees payable hereunder, are substantially identical to those of the NAM Sub-Advisory Agreement. The Board Members noted that the Transaction does not alter the allocation of responsibilities between the Adviser and NAM. NAM will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to NAM, subject to oversight of the Board and the Adviser. The key personnel at NAM who will have responsibility for the portfolio management of the Fund are expected to be the same following the Transaction and the investment strategies of the Fund (including the changes to the investment objectives and policies subject to shareholder approval herein) were expected to continue following the Transaction. As noted above, Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise following the Transaction and operate relatively autonomously, but would receive some general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups).

In addition, the Board recognized that NAM’s sub-advisory fee under the New NAM Sub-Advisory Agreement will be the same as under the original NAM Sub-Advisory Agreement. Any indirect benefits noted above would continue following the Transaction. In addition, in connection with the repositioning of the Fund, the Board noted that the Adviser had agreed to a two-basis point reduction in its management fee at every breakpoint in the fund-level breakpoint schedule if the NAM Sub-Advisory Agreement is approved. Such lower management fee of the Adviser also would continue following the Transaction. In connection with the Transaction, the Board Members further considered that Nuveen has committed for a period of two years from the date of closing of the Transaction not to increase contractual management fees for the Fund. The commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on their review, the Independent Board Members concluded that NAM’s services expected to be provided after the Transaction would be satisfactory and NAM’s sub-advisory fee and expected level of profitability for its sub-advisory activities would continue to be reasonable in light of the services provided following the Transaction.

G. Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the NAM Sub-Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Fund and that the NAM Sub-Advisory Agreement should be and was approved. The Board unanimously recommended that shareholders approve the NAM Sub-Advisory Agreement. Similarly, as the New Sub-Advisory Agreement to be effective following the Transaction has substantially identical terms to the original NAM Sub-Advisory Agreement, the findings for the NAM Sub-Advisory Agreement are equally applicable to the New NAM Sub-Advisory Agreement.

H. Approval of Interim Sub-Advisory Agreement

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved an Interim Sub-Advisory Agreement (as defined below) with NAM. If necessary to assure continuity of advisory services, the Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have approved the New Investment Management Agreement and NAM Sub-Advisory Agreement, but shareholder approval of the New NAM Sub-Advisory Agreement is still pending. The terms of the Interim Sub-Advisory Agreement with NAM are substantially identical to those of the NAM Sub-Advisory Agreement and New NAM Sub-Advisory Agreement, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement with NAM are at least equivalent to the scope and quality of services provided under the NAM Sub-Advisory Agreement.

PROPOSAL 3: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Background

Under an investment management agreement between Nuveen Fund Advisors and the Fund, dated November 13, 2007 (the “Original Investment Management Agreement”), Nuveen Fund Advisors serves as the Fund’s investment adviser and is responsible for the Fund’s overall investment strategy and its implementation. The Original Investment Management Agreement was last approved by shareholders on November 12, 2007 (in connection with a previous change of control of Nuveen) and was last approved for continuance by the Board on April 30, 2014.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

The Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of the Original Investment Management Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test. Second, an “unfair burden” (as defined in the 1940

Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Fund.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the Transaction, not to increase contractual management fee rates for the Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

In anticipation of the Transaction, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (the “New Investment Management Agreement”). The form of the New Investment Management Agreement is attached hereto as Appendix H.

The 1940 Act requires that the New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations with Respect to New Investment Management Agreement and New Sub-Advisory Agreement” after proposal 4), the Board, including the Independent Board Members, unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of the Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of the Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and the Fund (the “Interim Investment Management Agreement”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, the Board, including the Independent Board Members, also unanimously approved the Interim Investment Management Agreement for the Fund in order to assure continuity of investment advisory services to the Fund after the Transaction. The terms of the Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreement and New

Investment Management Agreement, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of the Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of the New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change to the fee rate payable by the Fund to the Adviser. If approved by shareholders of the Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to the Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to the Fund under the Original Investment Management Agreement. Both the Original Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreement as under the Original Investment Management Agreement. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreement.

Fees. Under the Original Investment Management Agreement and the New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. The Fund’s fee schedule under the New Investment Management Agreement for the Fund is identical to the fee schedule under the Original Investment Management Agreement.

Upon the implementation of the change of sub-adviser discussed in proposal 2, Nuveen Fund Advisors has agreed to a permanent reduction of the contractual management fee rate paid by the Fund to Nuveen Fund Advisors of 2 basis points at each breakpoint level.

The Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets of the Fund pursuant to the following fee schedule:

	Current	After Sub-Adviser Change
First $500 million	0.6800%	0.6600%
Next $500 million	0.6550%	0.6350%
Next $500 million	0.6300%	0.6100%
Next $500 million	0.6050%	0.5850%
Over $2 billion	0.5800%	0.5600%

Average daily managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

The fund-level fee schedule is identical under the Fund’s Original Investment Management Agreement and the New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of the Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth in Appendix A. As of December 31, 2013, the complex-level fee rate for the Fund was 0.1686%. The complex-level fee schedule is identical under the Fund’s Original Investment Management Agreement and the New Investment Management Agreement.

During the Fund’s fiscal year ended December 31, 2013, fees paid to the Adviser by the Fund were $2,076,493. As of December 31, 2013, the Fund’s managed assets were $253,215,807.

Other Services. Under the Original Investment Management Agreement and the New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreement and the New Investment Management Agreement provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Investment Management Agreement was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Investment Management Agreement, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and the New Investment Management Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix B.

Affiliated Brokerage and Other Fees

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser, NAM or Gateway.

During the Fund’s last fiscal year, the Fund made no material payments to the Adviser, NAM or Gateway or any affiliated person of the Adviser, NAM or Gateway for services provided to the Fund (other than pursuant to the Original Investment Management Agreement and Gateway Sub-Advisory Agreement).

Shareholder Approval

To become effective, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Investment Management Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed after proposal 4 below. The Board also determined to submit the New Investment Management Agreement for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

PROPOSAL 4: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into the Gateway Sub-Advisory Agreement with respect to the Fund. At the Meeting, shareholders are being asked in proposal 2 to approve a sub-advisory agreement between the Adviser and NAM. If proposal 2 is approved, NAM will replace Gateway as sub-adviser for the Fund.

If the NAM Sub-Advisory Agreement is approved by shareholders and entered into by Nuveen Fund Advisors and NAM prior to the closing of the Transaction, then NAM will be the Fund’s sub-adviser at the time the Transaction closes. As with the Original Investment Management Agreement, the NAM Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The completion of the Transaction will result in a change in control of NAM, which is a subsidiary of Nuveen, and therefore will be deemed an assignment of the NAM Sub-Advisory Agreement. As a result, the completion of the Transaction will result in the termination of the NAM Sub-Advisory Agreement, if it is then in effect. Therefore, shareholders are being asked to approve a new sub-advisory agreement between the Adviser and NAM (the “New NAM Sub-Advisory Agreement”) to take effect upon closing of the Transaction in these circumstances.

If, however, the Transaction closes before the NAM Sub-Advisory Agreement is approved by shareholders and entered into by Nuveen Fund Advisors and NAM, then Gateway will be the Fund’s sub-adviser when the Transaction closes. The Gateway Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement. As a result, the completion of the Transaction will result in the termination of the Gateway Sub-Advisory Agreement, if it is then in effect. Therefore, shareholders also are being asked to approve a new sub-advisory agreement between the Adviser and Gateway (the “New Gateway Sub-Advisory Agreement”) to take effect upon closing of the Transaction in these circumstances.

As described herein, the terms of the Gateway Sub-Advisory Agreement and the NAM Sub-Advisory Agreement are substantially identical, except for the identity of the sub-adviser, the portfolio management fee payable by the Adviser to the sub-adviser and the date of effectiveness. The Gateway Sub-Advisory Agreement and the NAM Sub-Advisory Agreement are sometimes referred to within this proposal 4 as the “Original Sub-Advisory Agreements.” The New Gateway Sub-Advisory Agreement and New NAM Sub-Advisory Agreement are sometimes referred to within this proposal 4 as the “New Sub-Advisory Agreements,” and NAM and Gateway are sometimes referred to within this proposal 4 as the “Sub-Advisers.”

In anticipation of the Transaction, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting, for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve the New Sub-Advisory Agreements. The form of the New Sub-Advisory Agreements is attached hereto as Appendix I.

The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations with Respect to New Investment

Management Agreement and New Sub-Advisory Agreement” after this proposal 4), the Board, including the Independent Board Members, unanimously approved the continuation of the Gateway Sub-Advisory Agreement, approved the NAM Sub-Advisory Agreement, approved the New Sub-Advisory Agreements and unanimously recommended approval of the New Sub-Advisory Agreements by shareholders.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, neither New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement has been approved by shareholders.

In the event shareholders of the Fund do not approve the New Investment Management Agreement and the New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the then current sub-adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, the Board, including the Independent Board Members, also unanimously approved an Interim Sub-Advisory Agreement with each of NAM and Gateway in order to assure continuity of advisory services to the Fund after the Transaction. The terms of the Interim Sub-Advisory Agreements are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Investment Management Agreement and the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Investment Management Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the applicable sub-adviser. If shareholders of the Fund do not approve the New Investment Management Agreement and the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the applicable sub-adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of the New Sub-Advisory Agreements, including fees payable to the sub-adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreements, except for the date of effectiveness. There is no change to the fee rate payable by Nuveen Fund Advisors to Gateway or NAM, as applicable. However, as described above, Nuveen Fund Advisors has agreed to a permanent reduction of the contractual management fee rate paid by the Fund to Nuveen Fund Advisors of 2 basis points at each breakpoint level, effective at such time as Nuveen and NAM enter into the NAM Sub-Advisory Agreement.

Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to the Fund under the New Sub-Advisory Agreements will be identical to those advisory services provided by the Sub-Adviser to the Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to Gateway under the New Gateway Sub-Advisory Agreement is identical to the rate of the fees paid under the Gateway Sub-Advisory Agreement. The annual portfolio management fees payable by the Adviser under the Gateway Sub-Advisory Agreement and the New Gateway Sub-Advisory Agreement are calculated as a percentage of the Fund’s average daily managed assets managed by the Gateway in accordance with the following schedule:

First $500 million	0.3000%
Next $500 million	0.2875%
Next $500 million	0.2750%
Next $500 million	0.2625%
Over $2 billion	0.2500%

During the Fund’s fiscal year ended December 31, 2013, portfolio management fees paid to Gateway with respect to the Fund were $734,897. As of December 31, 2013, the Fund’s managed assets were $253,215,807.

The rate of the portfolio management fees payable by the Adviser to NAM under the New NAM Sub-Advisory Agreement is identical to the rate of the fees paid under the NAM Sub-Advisory Agreement. Under the NAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement, the annual portfolio management fees payable by the Adviser to NAM is equal to 0.3900% of the sub-adviser’s allocation of the Fund’s net assets (including net assets attributable to preferred shares and the principal amount of any borrowings). If this fee rate had been in effect for the Fund’s fiscal year ended December 31, 2013, the pro forma portfolio management fee that would have been payable by the Adviser to the sub-adviser would have been $            .

Payment of Expenses. Under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will bear all of its expenses in connection with its performance of services under the agreement.

Limitation on Liability. The Original Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreements had an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreements, the New Sub-Advisory Agreements will expire on August 1, 2015, unless continued, except if Gateway is the Sub-Adviser when the Transaction closes, then its New Sub-Advisory Agreement will terminate on the earlier of August 1, 2015 and the effective date of the Sub-Advisory Agreement between the Adviser and NAM. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements may also be terminated by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by sixty (60) days’ written notice.

The Original Sub-Advisory Agreements and the New Sub-Advisory Agreements are also terminable at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the agreement.

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreements must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreements were approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreements for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the New Sub-Advisory Agreements.

BOARD CONSIDERATIONS WITH RESPECT TO NEW INVESTMENT MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

I. The Approval Process

The Board of the Fund, including the Independent Board Members, is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and determining whether to approve or continue the Fund’s advisory arrangements, including the continuation of the Original Investment Management Agreement with the Adviser and original Gateway Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, the Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. However, prior to its annual review of the Original Advisory Agreements, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Advisory Agreements. Accordingly, at the April Meeting, the Board performed its annual review of the existing Original Advisory Agreements and approved the continuation of the Original Investment Management Agreement with the Adviser on behalf of the Fund. In anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved an interim agreement in case the Transaction occurs prior to the receipt of shareholder approval of the Adviser and a New Investment Management Agreement with the Adviser that would take effect following the consummation of the Transaction and receipt of the requisite shareholder approval.

In addition, with respect to the Fund’s sub-advisory arrangements, the Board recognized that as part of a repositioning of the Fund, the Board approved the NAM Sub-Advisory Agreement pursuant to which NAM would be the new Sub-Adviser to the Fund replacing Gateway and recommended shareholders approve such agreement. However, as noted above, the consummation of the Transaction would also terminate the sub-advisory agreement in effect at the time of the Transaction’s closing. Accordingly, if the NAM Sub-Advisory Agreement is effective at such closing, such agreement would terminate. To address this circumstance, the Board approved the New NAM Sub-Advisory Agreement to be effective following the Transaction, subject to shareholder approval. The Board’s considerations for the approval of the NAM Sub-Advisory Agreement and New NAM Sub-Advisory Agreement have been set forth under the section entitled “Board Considerations With Respect To Change Of Sub-Adviser and Investment Objective.”

Notwithstanding the approval and recommendation of NAM as the new Sub-Adviser for the Fund, if shareholder approval of NAM is still pending or is not received, the Gateway Sub-Advisory Agreement would still be effective at the time the Transaction closes and would terminate at such time. Accordingly, to avoid any interruption of sub-advisory services for the Fund in such circumstance, the Board also approved at the April Meeting the continuation of the original Gateway Sub-Advisory Agreement, an interim agreement with Gateway in case the Transaction closes prior to receipt of shareholder approval of a sub-adviser for the Fund, and the New Gateway Sub-Advisory Agreement to be effective following the Transaction and receipt of the requisite shareholder approval. The New Investment Management Agreement with the Adviser and the New Gateway Sub-Advisory Agreement are collectively, the “New Advisory Agreements.” The Board’s considerations for the approval of the continuance of the Original Advisory Agreements and New Advisory Agreements with the Adviser and Gateway are set forth below.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which includes the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or Fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and Sub-Adviser (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, respond to questions and to discuss, among other things: the governance of the Adviser following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Adviser’s employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Adviser; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser), the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the

Fund and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Fund’s fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits, or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with certain key investment personnel managing Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open End Funds Committee and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Adviser generally provides the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials, interpreting regulatory requirements and compliance thereof, and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Nuveen funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews, and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or Fund following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Gateway Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the original Gateway Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Fund as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under each New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Fund and Fund Advisers

1. The Original Advisory Agreement

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. In considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•

Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For the funds with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations

1	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds.)

between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund had satisfactory performance, performing in the second or third quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory. Notwithstanding the foregoing, the Board approved a change in the overwrite strategy of the Fund and in connection therewith, approved NAM as the new sub-adviser to the Fund, subject to shareholder approval. For further discussion of the approval of NAM as sub-adviser, see the section entitled “Board Considerations with Respect to Change of Sub-Adviser and Investment Objective.”

2. The New Advisory Agreements

The Board recognized that the portfolio investment personnel responsible for the management of the Fund’s portfolio and the Fund’s investment strategies were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements. However, as noted, unrelated to the Transaction, the Board had approved NAM as the new sub-adviser to the Fund and if approved by shareholders, NAM would become the new sub-adviser in connection with the repositioning of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund level and complex wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Fund (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

With respect to Gateway, the Independent Board Members also considered the pricing schedule or fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fees paid Gateway for its sub-advisory services were generally consistent with its average fees earned. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems, and provide for additional personnel and for other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers unaffiliated with Nuveen, including Gateway, the Independent Board Members also considered the sub-advisers’ revenues, expenses and profitability margins for their advisory activities with the applicable Nuveen fund(s). Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fees for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on their review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund by fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund level component and a complex level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the fund level breakpoints in the advisory fee schedule that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed end funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund level advisory fee breakpoints, the Board also considered the Nuveen fund’s complex wide fee arrangement. Pursuant to the complex wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. With respect to Gateway, the Board considered that while Gateway may select brokers that provide it with research services, it is Gateway’s current practice not to receive soft dollar credits in connection with trades executed on behalf of the Fund. Such Fund, however, may participate in transactions in which Gateway has received unsolicited proprietary research.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. In addition, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and an Interim Sub-Advisory Agreement with Gateway. If necessary to assure continuity of advisory services, such Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and a New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement with the Adviser and Interim Sub-Advisory Agreement with Gateway are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and corresponding Gateway Sub-Advisory Agreement, respectively.

PROPOSAL 5: ELECTION OF BOARD MEMBERS

Nominees and Composition of the Board

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by all shareholders to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by all shareholders. Board Members William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2017 or until their successors have been duly elected and qualified.

The composition of the Board is as follows:

Class I Board Members(1)	Class II Board Members(2)	Class III Board Members(3)
William C. Hunter	William Adams IV	Robert P. Bremner
Judith M. Stockdale	David J. Kundert	Jack B. Evans
Carole E. Stone	John K. Nelson	Thomas S. Schreier, Jr.
Virginia L. Stringer	Terence J. Toth	William J. Schneider

(1)	Class I Board Members are current and continuing Board Members. Class I Board Members were last elected at the Fund’s annual meeting held on April 3, 2013 for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified.
(2)	Class II Board Members are standing for election at the Meeting for a term expiring at the annual meeting of shareholders in 2017 or until their successors have been duly elected and qualified. Class II Board Members Kundert and Toth were last elected at the Fund’s annual meeting held on May 6, 2011. Class II Board Members Adams and Nelson were appointed to the Board effective September 1, 2013.
(3)	Class III Board Members are current and continuing Board Members. Class III Board Members Bremner, Evans and Schneider were last elected at the Fund’s annual meeting held on March 30, 2012. Class III Board Member Schreier was appointed to the Board effective September 1, 2013.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Fund or of the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: † Length of service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	209	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: † Length of service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: † Length of service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: † Length of service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	Director (since 2004) of Xerox Corporation

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: † Length of service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	209	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: † Length of service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	209	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: † Length of service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: † Length of service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: † Length of service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: † Length of service: Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	None

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INTERESTED BOARD MEMBERS

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: † Length of service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010) formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011) formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	133	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: † Length of service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.
†	Each Board Member is generally expected to serve a term as set forth herein under “Nominees and Composition of the Board.”

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in the Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix C to this Proxy Statement. The number of shares of the Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Fund as a group as of December 31, 2013 is set forth in Appendix C.

As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of the Fund constituted [less than 1%] of the outstanding shares of the Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned [less than 1%] of the outstanding shares of the Fund.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the

Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Fund does not have a retirement or pension plan. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund and the Board Members of the Fund who are not Independent Board Members serve without any compensation from the Fund.

The tables set forth in Appendix D show, for each Independent Board Member, the aggregate compensation paid by the Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Board Leadership and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The Fund held no Executive Committee meetings during its last fiscal year.

Dividend Committee. The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The Fund held four (4) Dividend Committee meetings during its last fiscal year.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The Fund held four (4) Audit Committee meetings during its last fiscal year.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The Fund held six (6) Compliance Committee meetings during its last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation.

In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The Fund held six (6) Nominating and Governance Committee meetings during its last fiscal year.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The Fund held four (4) Closed-End Funds Committee meetings during its last fiscal year.

Number of Board Meetings. The Fund held six (6) regular quarterly meetings and seven (7) special meetings of the Board during the Fund’s last fiscal year.

Board Member Attendance. During the Fund’s last fiscal year, each Board Member attended 75% or more of the Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member of the Fund, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa

University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory

School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Board Member of the Fund, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	209

Name, Business Address and Year of Birth	Position(s) Held with Fund	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	101

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	209

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

Name, Business Address and Year of Birth	Position(s) Held with Fund	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	209

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	209

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	209

Name, Business Address and Year of Birth	Position(s) Held with Fund	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	209

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	209

Name, Business Address and Year of Birth	Position(s) Held with Fund	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

Independent Registered Public Accounting Firm

The Independent Board Members unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund to audit the books and records of the Fund for the Fund’s most recently completed fiscal year.

A representative of PwC will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

As of the date of this Proxy Statement, the Independent Board Members have not yet selected the independent public accounting firm to audit the books and records of the Fund for the Fund’s current fiscal year.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans

Robert P. Bremner

David J. Kundert

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The tables set forth in Appendix E provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

The affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of the Fund. For purposes of determining the approval of the proposal to elect nominees for the Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders vote FOR the election of each nominee of the Board.

ADDITIONAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Fund shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Fund at (877) 821-2278 to obtain directions to the site of the Meeting.

Principal Shareholders

As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of the Fund, except as provided in Appendix F.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities, except as provided in Appendix F.

Shareholder Proposals

The Fund currently anticipates that the Fund’s next annual meeting of shareholders will be held on or about             , 2015. To be considered for presentation at the next annual meeting of shareholders for the Fund, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than     . A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund not later than      or prior to     . If a proposal is not timely within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Any shareholder considering making a nomination or other proposal should carefully review and comply with the provisions of the Fund’s By-Laws. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 50% by Nuveen and 50% by the Fund. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $             plus reasonable expenses.

Fiscal Year

The fiscal year end of the Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the applicable period. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 5, 2014

The Fund’s proxy statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

June     , 2014

Appendix A

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for the Fund was 0.1686%.

A-1

Appendix B

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.
NAM	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

B-1

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Gateway	Paul R. Stewart Michael T. Buckius Gary H. Goldschmidt David L. Giunta	312 Walnut Street 35th Floor Cincinnati, OH 45202 312 Walnut Street 35th Floor Cincinnati, OH 45202 312 Walnut Street 35th Floor Cincinnati, OH 45202 399 Boylston Street Boston, MA 02116

Chief Executive Officer, President of Board of Managers, Portfolio Manager

Board of Managers, Chief Investment Officer, Senior Vice President, Portfolio Manager

Board of Managers, Chief Financial Officer, Senior Vice President, Chief Operating Officer

Board of Managers, President and Chief Executive Officer of Natixis Global Associates-U.S.

None

B-2

Appendix C

SHARE OWNERSHIP

Dollar Range of Equity Securities

The following table lists the dollar range of equity securities beneficially owned by each Board Member in the Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member.

	Independent Board Members										Interested Board Members
Fund	Bremner	Evans	Hunter	Kundert	Nelson(1)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
JPG	$0	$0	$0	$0	$0	Over $100,000	$0	$0	$0	$0	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

C-1

Fund Shares Owned By Board Members And Executive Officers(1)

The following table sets forth, for each Board Member and for the Board Members and executive officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and executive officer.

	Independent Board Members										Interested Board Members		All Board Members and Executive Officers as a Group
Fund	Bremner	Evans	Hunter	Kundert	Nelson(2)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
JPG	0	0	0	0	0	26,350	0	0	0	0	0	0	26,350

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.
(2)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

C-2

Appendix D

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Fund*

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
JPG	12/31	$1,434	$1,334	$1,231	$674	$28	$1,537	$590	$1,305	$550	$648
Total Compensation from Nuveen Funds Paid to Board Members	12/31/13	$334,516	$287,880	$251,250	$311,158	$17,667	$337,104	$283,062	$283,276	$256,750	$305,513

(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
*	Includes deferred fees. Pursuant to a deferred compensation agreement with certain funds in the fund complex, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Fund (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
JPG	$231	$350	$0	$674	$0	$1,537	$115	$226	$0	$136

D-1

Appendix E

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Fund		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities
Fund	Fiscal Year End	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
JPG	12/31	$25,774	$27,188	$0	$0	$0	$0	$1,960	$3,250	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year End	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2014
JPG	12/31	$1,960	$3,250	$0	$0	$0	$0	$1,960	$3,250

E-1

Appendix F

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5% OF ANY CLASS OF SHARES IN THE FUND

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for the Fund as of June 6, 2014*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before June 6, 2014.

F-1

Appendix G

FORM OF NAM SUB-ADVISORY AGREEMENT

AGREEMENT made as of this      day of              by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the Nuveen S&P 500 Dynamic Overwrite Fund (formerly, Nuveen Equity Premium and Growth Fund) (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.

Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager	shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)	will monitor the pricing of option contracts each day on which the Fund calculates a net asset value, to determine whether market movements between 4:00 p.m. and 4:15 p.m. indicate that it is necessary for the Fund to determine a fair value of such option contracts and will promptly notify the Manager of such evaluation provided that, this provision is not intended to limit the Sub-Adviser’s responsibility to promptly notify the Manager of market or security-specific events that have come to the attention of the Sub-Adviser, that could call into question the validity of the pricing of one or more securities in the Fund’s portfolio; and

e)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)	The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.	Representations of Manager. Manager hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.	Representations of Sub-Adviser. Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 0.3900% of the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

7.

Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

8.	Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until [August 1, 2015] unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10.	Sub-Adviser Name. Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

11.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:
Nuveen Fund Advisors, LLC	Nuveen Asset Management, LLC
333 West Wacker Drive	333 West Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606
Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

12.	Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

13.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:	By:
Title:	Title:

Appendix H

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this      day of                         , by and between [NUVEEN EQUITY PREMIUM AND GROWTH FUND/NUVEEN S&P 500 DYNAMIC OVERWRITE FUND], a Massachusetts business trust (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)	Rate
First $500 million	[0.6800% / 0.6600%]
Next $500 million	[0.6550% / 0.6350%]
Next $500 million	[0.6300% / 0.6100%]
Next $500 million	[0.6050% / 0.5850%]
Over $2 billion	[0.5800% / 0.5600%]

(1)	Including net assets attributable to any Preferred Shares the Fund may issue and the principal amount of borrowings, if any.

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average total daily managed assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include — in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund — such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)	in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds; and

(ii)	that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below;

ii.        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition; and

iii.        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i.        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii.        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii.        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.         The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until [August l, 2015], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.        This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NUVEEN EQUITY PREMIUM AND GROWTH FUND/NUVEEN S&P 500 DYNAMIC OVERWRITE FUND]

By:

Attest:

NUVEEN FUND ADVISORS, LLC

By:

Attest:

Appendix I

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT made as of this          day of                          by and between Nuveen Asset Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and [Gateway Investment Advisers, LLC/Nuveen Asset Management, LLC], a Delaware limited liability company and a federally registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the [Nuveen Equity Premium and Growth Fund/Nuveen S&P 500 Dynamic Overwrite Fund] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment.    Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed.    Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that it:

a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)        will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)        will monitor the pricing of option contracts each day on which the Fund calculates a net asset value, to determine whether market movements between 4:00 p.m. and 4:15 p.m. indicate that it is necessary for the Fund to determine a fair value of such option contracts and will promptly notify the Manager of such evaluation provided that, this provision is not intended to limit the Sub-Adviser’s responsibility to promptly notify the Manager of market or security-specific events that have come to the attention of the Sub-Adviser, that could call into question the validity of the pricing of one or more securities in the Fund’s portfolio; and

e)        will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

f)        The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.        Representations of Manager.    Manager hereby represents that it:

a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)        will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.        Representations of Sub-Adviser.    Sub-Adviser hereby represents that it:

a)        is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)        is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)        has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)        will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.        Expenses.    During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.        Compensation.

[Gateway Investment Advisers, LLC: For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings) in accordance with the following schedule:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $500 million	0.30000%
$500 million to $1 billion	0.28750%
$1 billion to $1.5 billion	0.27500%
$1.5 billion to $2 billion	0.26250%
In excess of $2 billion	0.25000%]

[Nuveen Asset Management, LLC: For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 0.3900% of the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings).]

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

7.        Services to Others.    Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

8.        Limitation of Liability.    The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.        Term; Termination; Amendment.    This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2008 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

10.        Sub-Adviser Name.    Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

11.        Notice.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Asset Management
333 West Wacker Drive
Chicago, Illinois 60606

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606
Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

12.        Limitations on Liability.    All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

13.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.        Applicable Law.    This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company	[GATEWAY INVESTMENT ADVISERS, LLC/ NUVEEN ASSET MANAGEMENT, LLC], a Delaware limited liability company

By:	By:
Title:	Title:

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JPG0814

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: [graphics] VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours [graphics] VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours [graphics] VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope [graphics] VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on August 5, 2014 Please detach at perforation before mailing. NUVEEN Investments NUVEEN EQUITY PREMIUM AND GROWTH FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2014 PROXY COMMON SHARES THIS PROXY IS BEING SOLICITED BY THE BOARD OF THE FUND. The undersigned shareholder(s) of the Nuveen Equity Premium and Growth Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution of each, to vote all shares of Nuveen Equity Premium and Growth Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on August 5, 2014, at 10:00 a.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Equity Premium and Growth Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature and Title, if applicable Signature (if held jointly) Date JPG_25748_052814-BK16

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Nuveen Equity Premium and Growth Fund Shareholders Meeting to Be Held on August 5, 2014. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: FOR AGAINST ABSTAIN 1. To approve a sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. 2. To approve a change to the Fund’s investment objective. 3. To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC. 4a. To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. 4b. To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Asset Management Company, LLC. 5. Election of Board Members – Class II: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. William Adams IV 02. David J. Kundert 03. John K. Nelson 04. Terence J. Toth INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY JPG_25748_052814-BK16